                                                                    EXHIBIT 10.3

                               SUMMARY IN ENGLISH

Offer to acquire a building, dated February 23, 2000, between EXFO Electro-Optical Engineering Inc. ("EXFO") and Groupe Mirabau inc. ("Mirabau"), as accepted by Mirabau on February 24,2000.

BUYER:                        EXFO

SELLER:                       Mirabau

IMMOVABLE:                    Immovable property known as the lot 5,727 of the
                              cadastre for the parish of St-Sauveur and the lot 5,728 of the cadastre of the parish of St-Sauveur, registration division of Quebec, including the land and building, situated at 400, Godin Avenue, Vanier, district of Quebec, province of Quebec, Canada, G1M 2K2.

PRICE:                        C$ 4,900,000

ADJUSTMENTS:                  EXFO and Mirabau shall proceed with all
                              adjustments regarding the taxes and other costs before the closing.

TITLE TO IMMOVABLE:           Mirabau is the sole, beneficial and absolute owner
                              of the immovable, free and clear of any
                              undertaking, right or any mortgage, pledge, hypothec, privilege and any other security.

INSURANCES:                   The immovable is insured for its total value
                              insurable and Mirabau shall maintain a
                              C$5,000,000 general public responsibility insurance and such policy insurance shall stay in force until the closing.

ASSIGNMENT:                   EXFO may assign all of its rights in the offer in
                              favour of one of its affiliates, in such case EXFO shall stay solidarily responsible with the assignee.

CLOSING:                      No further than May 31, 2000.

ACCEPTANCE:                   Offer accepted by Mirabau on February 24, 2000.

OFFRE D'ACHAT D'IMMEUBLE soumise le 23 fevrier 2000 a Quebec, district judiciaire de Quebec.

DE: EXFO INGENIERIE ELECTRO-OPTIQUE INC., personne morale legalement constituee sous l'autorite de la Loi canadienne sur les societes par actions, ayant son siege au 465, avenue Godin, Vanier, district et province de Quebec, G1M 3G7, ici representee par monsieur Germain Lamonde, son president, dument autorise aux fins des presentes, tel qu'il le declare ;

                                                       CI-APRES DENOMMEE "EXFO";

A: GROUPE MIRABAU INC., personne morale legalement constituee sous l'autorite de la Partie 1A de la Loi sur les compagnies (Quebec), ayant son siege au 400, avenue Godin, Vanier, district et province de Quebec, G1M 2K2, ici representee par monsieur Michel Bouchard, son president, dument autorise aux fins des presentes tel qu'il le declare ;

                                                     CI-APRES DENOMEE "MIRABAU";

                              PREAMBULE

                              EXFO DECLARE CE QUI SUIT :

                              MIRABAU est proprietaire d'un immeuble connu et designe comme etant forme des lots CINQ MILLE SEPT CENT VINGT-SEPT (5727) du cadastre de la paroisse de Saint-Sauveur et CINQ MILLE SEPT CENT VINGT-HUIT (5728) du cadastre de la paroisse de Saint-Sauveur, circonscription fonciere de Quebec avec batisse dessus construite, situe au 400, avenue Godin, a Vanier, district et province de Quebec, G1M 2K2

                              EXFO est interessee a faire l'acquisition de l'immeuble mentionne ci-devant, dans l'etat ou il se trouve et se declare satisfait pour l'avoir visite a plusieures reprises;

                              EXFO desire stipuler par ecrit les diverses modalites d'une offre d'achat qu'elle desire faire sur l'immeuble vise par les presentes;

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1.        INTERPRETATION

1.1       TERMINOLOGIE

          Les mots et expressions qui suivent, lorsqu'ils apparaissent dans la presente offre ou dans toute documentation subordonnee a celle-ci, s'interpretent, a moins d'une derogation implicite ou explicite dans le texte, en fonction des definitions qui leur sont attribuees ci-apres :

1.1.1     CHARGE

          designe une cause legitime de preference, un demembrement du droit de propriete, une modalite de la propriete, une restriction a l'exercice du droit de disposer et une surete conventionnelle.

1.1.2     IMMEUBLE

          designe l'edifice ainsi que tous les immeubles qui servent a l'exploitation de l'edifice.

1.1.3     OFFRE

          designe la presente offre, incluant les preambules et ses annexes, toute documentation subordonnee a celle-ci, ainsi que toutes les modifications qui peuvent lui etre apportees a l'occasion par les parties; les expressions "des presentes", "aux presentes", "en vertu des presentes" et "par les presentes" et toute autre expression semblable, lorsqu'elles sont utilisees dans l'offre, font generalement reference a l'ensemble de l'offre plutot qu'a une partie de celle-ci a moins d'indication contraire dans le texte.

1.1.4     REPRESENTANTS LEGAUX

          Designe, pour chaque partie a l'offre, eu egard a son etat et a son organisation, les liquidateurs de sa succession, ses heritiers ou legataires, ses mandataires ou preposes.

1.1.5     SEANCE DE CLOTURE

          Designe, pour les fins de la presente offre, la plus rapprochee des dates suivantes: la date a laquelle toutes les parties impliquees dans la presente offre ont adhere a la documentation finale constatant l'execution complete de celle-ci et au plus tard le 31 mai 2000.

1.2       PRESEANCE

          Le Contrat constitue la totalite et l'integralite de l'entente intervenue entre les parties a l'exclusion de tout autre document, contrat ou promesse verbale anterieur ou concomitant qui peut etre intervenu, dans le cadre des negociations qui ont precede l'execution complete du Contrat, que les parties declarent inadmissible en tant qu'element de preuve susceptible de modifier ou d'affecter de quelque facon que ce soit l'une ou l'autre des dispositions du Contrat.

1.3       JURIDICTION

1.3.1     ASSUJETTISSEMENT

          Ce Contrat, son interpretation, son execution, son application, sa validite et ses effets sont assujettis aux lois applicables qui sont en vigueur dans la province de Quebec et au Canada, qui regissent en partie ou en totalite l'ensemble des dispositions qu'il contient.

1.3.2     PRESOMPTION

          Toute disposition de ce Contrat, non conforme aux lois applicables, est presumee sans effet dans la mesure ou elle est prohibee par l'une desdites lois. Il en va de meme pour toutes les clauses subordonnees ou liees a une telle disposition dans la mesure ou leur applicabilite depend de ladite disposition.

1.3.3     ADAPTATION

          Si une disposition contrevient a une loi applicable, elle doit s'interpreter, le cas echeant, de facon a la rendre conforme a la loi applicable ou, a defaut, de la facon la plus susceptible de respecter l'intention des parties sans deroger aux prescriptions des lois applicables auxquelles les parties ne desirent pas contrevenir.

1.3.4     CONTINUATION OU ANNULATION

          Lorsque le Contrat contient une disposition prohibee, toutes les autres dispositions du Contrat demeurent en vigueur et continuent de lier les parties a moins que la disposition qui deroge aux lois applicables ne soit essentielle au bon fonctionnement du Contrat ou a l'equilibre des prestations respectives des parties et qu'une interpretation compatible avec les lois applicables ne puisse corriger cette deficience, auquel cas le Contrat doit etre declare nul ab initio et les parties remises en etat dans la mesure ou il est possible de le faire et en tenant compte de l'evolution de leur situation depuis l'entree en vigueur du Contrat pour en arriver a une equivalence de remise en etat, le cas echeant.

1.4       GENERALITES

1.4.1     DELAIS

          Tous les delais indiques dans le Contrat sont de rigueur a moins d'indication contraire dans le texte.

1.4.2     CUMUL

          Tous les droits mentionnes dans le Contrat sont cumulatifs et non alternatifs. La renonciation a l'exercice d'un droit consenti par l'une des parties en faveur de l'autre partie au Contrat ne doit jamais s'interpreter comme une renonciation a l'exercice de tout autre droit, ici consenti, a moins que le texte d'une disposition du Contrat n'indique exceptionnellement la necessite d'un tel choix.

1.4.3     DEVISES CANADIENNES

          Toutes les sommes d'argent prevues dans le Contrat concernent des devises canadiennes.

1.4.4     GENRE ET NOMBRE

          Dans la mesure ou la comprehension du texte le requiert, un mot exprime avec le genre masculin comprend le feminin et vice versa; il en va de meme pour un mot exprimant un nombre en ce qui le singulier comprend le pluriel et vice versa. Toute phrase contenant des mots polyvalents de cette nature doit se lire, lorsque le sens du texte l'exige, de facon a accommoder la version appropriee d'un tel mot avec les changements grammaticaux qui s'imposent pour donner une signification logique a la phrase concernee.

1.4.5     TITRES

          Les titres utilises dans le Contrat n'ont aucune valeur interpretative; ils servent uniquement comme element de classification et d'identification des dispositions constitutives de l'entente entre les parties qui sont consignees dans le Contrat et, en raison de cette fonction, ils ne peuvent se voir attribuer de signification ni influencer l'interpretation d'une disposition.

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2.        OFFRE D'ACHAT

          Sous reserve des termes, conditions et stipulations de l'Offre, EXFO offre par les presentes a MIRABAU d'acquerir de ce dernier l'Immeuble decrit au preambule et dont la designation cadastrale est reproduite a l'annexe "A" des presentes.

3.        CONTREPARTIE

3.1       PRIX OFFERT

          Le prix offert pour l'Immeuble est de QUATRE MILLIONS NEUF CENT MILLE dollars (4 900 000 $).

3.2       AJUSTEMENTS

          Le cas echeant, tous les ajustements relatifs aux diverses taxes et autres frais, seront effectues a la date prevue pour la Seance de cloture.

4.        MODALITES DE PAIEMENT

4.1       PAIEMENT

          A la date prevue pour la seance de cloture, le prix offert sera versee a MIRABAU par EXFO au moyen d'un cheque vise de QUATRE MILLIONS NEUF CENT MILLE (4 900 000 $).

5.        ATTESTATIONS DE MIRABAU

          L'Offre n'est valide que si MIRABAU peut declarer, au moment de l'acceptation de l'Offre et lors de la cloture definitive de la vente, les faits enumeres ci-apres, lesquels constituent pour EXFO l'ensemble des attestations sur lesquelles il base son consentement.

5.1       STATUT

          MIRABAU est une societe par actions dument constituee et organisee en vertu des lois du Quebec; il est en regle a l'egard des lois du Canada et du Quebec qui le regissent; il est resident canadien au sens de la Loi de l'impot sur le revenu (Canada) et il a les qualites requises pour posseder l'Immeuble et pour accepter l'Offre et en remplir les conditions et obligations.

5.2       DROIT DE PROPRIETE

          MIRABAU est le seul et unique proprietaire de l'Immeuble, a l'exclusion de toute autre personne et il n'existe a sa connaissance aucun obstacle ni aucune restriction d'ordre legal ou contractuel a la libre disposition de l'Immeuble par suite de mise sous sequestre, de mise en curatelle ou en tutelle, de faillite, de cession de biens, de reglement judiciaire, de confiscation totale ou partielle de l'Immeuble, ou d'existence d'un droit de preemption ou de toute autre raison.

5.3       QUALITE DES TITRES

          Le titre de propriete de MIRABAU est bon, valable et de valeur marchande, libre et quitte de tous privileges, hypotheques, Charges, lignes homologuees, cotisations d'eglise, servitudes (a l'exception de celles consenties aux fins des services publics) et autres Charges, a l'exception des hypotheques et autres Charges decrites a l'annexe "B" des presentes.

5.4       ETATS DE L'IMMEUBLE

          Sous reserve du bail presentement en vigueur et de celui a intervenir entre EXFO et MIRABAU, l'immeuble n'est et ne sera pas l'objet d'un droit de location, d'usufruit, d'emphyteose ou de tout autre droit comportant un demembrement du droit de propriete empechant le transfert d'un droit de propriete integral a EXFO.

          Il n'y a et il n'y aura lors de la Seance de cloture, aucun avis, directive ou exigence en suspens emanant d'une autorite publique, informant MIRABAU de defauts ou vices a l'egard de la construction ou de l'etat d'entretien de l'immeuble ou l'avisant de l'inobservance de certains reglements relativement a celui-ci.

5.5       ETATS DES PERMIS

          Les permis rattaches a l'Immeuble et necessaires a son utilisation sont et seront en vigueur, ne sont ni ne seront entaches de defauts a la date de cloture definitive de la vente, et le maintien de tels permis ne sera pas affecte par la dite vente.

5.6       PROCEDURE JUDICIAIRE

          En date des presentes, l'Immeuble n'est l'objet ou n'est implique dans aucune procedure judiciaire. De plus, MIRABAU declare qu'a sa connaissance, il n'existe aucune menace d'une telle procedure, ni aucune situation susceptible d'y donner lieu.

5.7       TAXES DIVERSES

          A la date prevue pour la Seance de cloture, une preuve satisfaisante sera fournie a EXFO du paiement de toutes les taxes se rapportant a l'immeuble.

5.8       ASSURANCES

          L'Immeuble est assure pour sa pleine valeur assurable et MIRABAU detient actuellement une assurance responsabilite publique generale d'au moins cinq MILLIONS DE dollars (5 000 000 $) par sinistre et cette situation sera inchangee au jour de la Seance de cloture.

5.9       DIVULGATION

          MIRABAU n'a pas omis de divulguer a EXFO quelque fait important que ce soit dont la connaissance aurait eu pour effet de desinteresser EXFO ou de diminuer le prix offert s'il en avait eu connaissance.

6.        OBLIGATIONS DE MIRABAU

6.1       INFORMATIONS

          Suivant l'acceptation de l'Offre, MIRABAU fournira les copies d'actes, de certificats de recherche et de localisation, de documents ou de titres qui sont en sa possession et a jour en vue de faciliter la recherche de titres de EXFO.

6.2       LIVRAISON

          A la date prevue pour la Seance de cloture, MIRABAU procedera a tous les actes requis pour effectuer la livraison a EXFO de l'Immeuble franc et quitte de toutes Charges et hypotheques.

6.3       TRANSFERT DES PERMIS

          MIRABAU s'engage a assister EXFO aupres des autorites publiques concernees, et de faire toute chose en son pouvoir afin de faciliter le transfert des permis et licences en faveur de EXFO ou de toute personne designee par celui-ci.

6.4       INSPECTION ET VERIFICATION

          MIRABAU s'engage a donner a EXFO, ou a ses representants dument autorises, acces aux divers documents afferents a l'immeuble juges pertinents par EXFO et sur lequel il se sera entendu avec MIRABAU afin de proceder aux diverses verifications requises par EXFO.

7.        DISPOSITIONS PARTICULIERES

7.1       CONDITION

          L'acceptation de la presente offre par MIRABAU est conditionnelle a ce que le bail joint a la presente a l'annexe "C" soit accepte et signe par EXFO et MIRABAU et ce, a l'interieur du delai mentionne a l'article 11 de l'offre.

7.2       EQUIPEMENTS EXCLUS DE LA VENTE

          Tous les equipements utilises par MIRABAU pour ses operations commerciales sont exclus de l'offre d'achat et devront etre retires aux frais de MIRABAU et l'immeuble devra etre remis en bon etat au plus tard pour le 31 decembre 2000.

          Concernant les biens mentionnes a 7.2.1.a 7.2.9, MIRABAU aura la faculte d'abandonner l'un ou plusieurs de ses biens a EXFO sans aucune autre obligation de sa part.

7.2.1     Compacteur;

7.2.2     Compresseur a air;

7.2.4     Boite electrique de 600 V pour les presses;

7.2.5     Ventilation speciale pour les presses;

7.2.6     Systeme:  - de ventilation et de deshumidification (section drapeau)
                    - d'air make up (rue Nolin)
                    - d'evacuation d'air aux presses

7.2.7     Drapeaux;

7.2.8     Systeme telephonique et appareils;

7.2.9     Poignees de portes avec le M de Mirabau.

7.3       FRAIS

          Tous les frais de preparation de l'Offre, d'acte de vente, de recherches et examens de titres, d'enregistrement ainsi que les frais d'avocat et de notaire relatifs a la preparation, a la modification et a l'approbation de tout autre document echange entre les parties sont a la charge de EXFO.

7.4       CESSION

          EXFO se reserve, par la presente, le droit de ceder tous les droits issus de l'Offre a une societe affiliee ou associee, constituee ou non au moment de la soumission de l'Offre, auquel cas EXFO demeure toutefois solidairement responsable des obligations en vertu des presentes sans benefice de division ou de discussion.

7.5       RESIDENCE CANADIENNE

          EXFO declare qu'il est, et sera a la date de la Seance de cloture, un resident canadien au sens de la Loi de l'impot sur le revenu (Canada) et qu'il fournira a ladite date une declaration assermentee dument signee par l'un de ses representants autorises, confirmant le tout a MIRABAU.

8.        DISPOSITIONS GENERALES

8.1       LOIS APPLICABLES

          L'interpretation, l'accomplissement, l'entree en vigueur, la validite et les effets de l'Offre sont assujettis aux lois en vigueur dans la province de Quebec.

8.2       ELECTION

          Sous reserve de la section 8.4 de l'Offre, les parties aux presentes conviennent expressement que toute procedure judiciaire ou quasi judiciaire pouvant etre instituee par l'une d'entre elles en relation avec l'Offre, doit l'etre devant l'instance ayant competence dans le district judiciaire de Quebec, province de Quebec.

8.3       AVIS

          Exception faite des dispositions ou il est autrement prevu, tout avis destine a une partie est suffisant s'il est donne par ecrit, dans une enveloppe scellee, suffisamment affranchie et postee a telle partie a l'adresse indiquee au debut de l'Offre d'achat d'Immeuble ou a toute autre adresse que chaque partie concernee peut faire connaitre a l'autre partie.

8.4       ARBITRAGE

          Toute reclamation issue de l'Offre faisant l'objet d'une contestation, tout differend concernant l'execution de celle-ci, y compris son annulation, ainsi que tout litige issu d'un probleme d'interpretation de l'Offre doit etre soumis a l'arbitrage, et ce, a l'exclusion des tribunaux de droit commun.

          Les parties aux presentes conviennent que les dispositions actuellement en vigueur des articles 940 et suiv. du Code de procedure civile du Quebec doivent regir tout arbitrage tenu en vertu de la presente section.

9.        PORTEE DE L'OFFRE

9.1 Si elle est dument approuvee, l'Offre lie et est executoire non seulement a l'egard des parties contractantes mais aussi a l'egard de leurs Representants legaux, successeurs et ayants droit et sera a leur benefice.

9.2 Tous et chacun des items de la presente offre devront etre produits dans l'acte de vente.

10.       SEANCE DE CLOTURE

          La cloture de la vente de l'Immeuble, a la suite de l'acceptation de l'offre aura lieu au plus tard le 31 mai 2000.

11.       DATE LIMITE DE L'ACCEPTATION

          L'Offre, pour etre valide, doit etre acceptee, de meme que les annexes en tout temps avant 17 heures le 24 fevrier 2000, par la signature d'un des deux exemplaires de l'Offre et par leur remise a EXFO, a l'adresse mentionnee au debut de l'Offre.

          Si l'Offre et les annexes ne sont pas ainsi acceptes avant l'heure et la date susmentionnees, elle devient nulle et sans effet.

EN FOI DE QUOI, EXFO A SIGNE EN DEUX (2) EXEMPLAIRES A VANIER, CE 23e JOUR DU MOIS DE FEVRIER 2000.

                                            EXFO Ingenierie Electro-Optique Inc.

                                            Par: /s/ Germain Lamonde
                                            ____________________________________
                                                     Germain Lamonde

                                  ACCEPTATION

MIRABAU, par l'entremise de son representant soussigne, dument autorise a cette fin ainsi qu'il appert d'une resolution du conseil d'administration de MIRABAU en date du 24 fevrier 2000, accepte l'Offre ce 24e jour du mois de fevrier 2000.

                                            Par: /s/ Michel Bouchard
__________________________________          ________________________________
            Temoin                                   Michel Bouchard

                                    ADDENDUM
                                       A
                                L'OFFRE D'ACHAT



7.1       Les parties conviennent d'ajouter ce qui suit:

7.1.1 L'offre est faite conditionnellement a ce que EXFO ne divulgue aucun des termes de la presente et qu'elle fasse le necessaire pour garder confidentiel la presente offre jusqu'au 20 mars 2000 a 17 heures





Signe ce 24 fevrier 2000 a Vanier


EXFO Ingenierie Electro-Optique Inc.         Groupe Mirabau Inc.

/s/ Germain Lamonde                          /s/ Michel Bouchard
------------------------------------         -----------------------------------
Germain Lamonde                              Michel Bouchard
President                                    President



------------------------------------
Temoin

Offre d'achat de la batisse de Groupe Mirabau Inc.


Il est convenu entre les parties que le tuyau principal pour l'air restera en place alors que Mirabau pourra enlever les tuyaux secondaires.





EXFO Ingenierie Electro-Optique Inc                         Groupe Mirabau Inc.